UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2019

FREQUENCY ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 794-4500

(Registrant's telephone number, including area code)

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	FEIM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

On October 10, 2019, Frequency Electronics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).   A total of 8,335,594 shares or 92% of the shares of Common Stock of the Company entitled to vote at the Annual Meeting were represented in person or by proxy, and the stockholders:

●	elected each of the Company’s nominees for director to serve for terms of one year and until their successors are elected and qualified;

●	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020;

●	approved, on a non-binding advisory basis, the Company’s executive compensation; and

●	voted, on a non-binding advisory basis, to hold future non-binding advisory votes on the Company’s executive compensation every year

The voting results at the Annual Meeting were as follows:

1.	Election of the following seven directors:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Martin B. Bloch	5,521,905	1,483,671	1,330,018
Joel Girsky	5,801,763	1,203,813	1,330,018
Jonathan Brolin	5,794,209	1,211,367	1,330,018
Richard Schwartz	5,311,748	1,693,828	1,330,018
Dr. Stanton D. Sloane	5,518,068	1,487,508	1,330,018
Russell Sarachek	5,814,629	1,190,947	1,330,018
Lance Lord	5,816,091	1,189,485	1,330,018

2.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,326,239	5,258	4,097	0

3.	Non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,931,066	71,092	3,418	1,330,018

4.	Non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
6,290,916	29,377	681,494	3,789	1,330,018

The Company’s Board of Directors determined that the Company will hold future Say-on-Pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2025 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

By: /s/ Steven Bernstein
Steven Bernstein
Chief Financial Officer, Secretary and Treasurer

Dated: October 15, 2019